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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 2, 2001


                           ART TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       000-26679              04-3141918
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)



                      25 First Street, Cambridge, MA 02141
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 386-1000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On July 2, 2001, Art Technology Group, Inc. issued a press release, which is included as EXHIBIT 99.1 to this report, regarding its corporate restructuring and preliminary operating results for the quarter ended March 31, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

  EXHIBIT
  NUMBER      DESCRIPTION

   99.1       Press Release of Art Technology Group, Inc., dated July 2, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2001                         ART TECHNOLOGY GROUP, INC.


                                            By: /s/ Joseph T. Chung
                                                ------------------------------
                                                Joseph T. Chung
                                                Chairman of the Board,
                                                 Chief Technology Officer
                                                 and Treasurer


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                                  EXHIBIT INDEX


99.1   Press Release of Art Technology Group, Inc., dated July 2, 2001.